UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2023

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	66-0783622
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Cupey Center Building, Road 176, Kilometer 1.3,
San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2023, EVERTEC, Inc. (“Evertec” or the “Company”), filed a Current Report on Form 8-K reporting that on the same date the Company had completed the previously disclosed acquisition of Sinqia, S.A., a publicly held company incorporated and existing in accordance with the laws of the Federative Republic of Brazil (“Sinqia”), contemplated by the Merger Agreement and Other Covenants, dated July 20, 2023 (the “Merger Agreement”), by and among Evertec Brasil Informática S.A. (“Evertec BR”), an indirect wholly-owned subsidiary of Evertec, Sinqia, and certain other Key Shareholders (as defined therein), as shareholders of Sinqia. As a result of this Transaction, Sinqia became an indirect, wholly-owned subsidiary of Evertec.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the audited consolidated financial statements of Sinqia and the unaudited consolidated financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Sinqia as of and for the year ended December 31, 2022 are incorporated by reference to Exhibit 99.1 of this Current Report on Form 8-K/A. The unaudited condensed consolidated financial statements of Sinqia as of and for the six months ended June 30, 2023 are incorporated by reference to Exhibit 99.2 of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Evertec as of and for the nine-month period ended September 30, 2023 and for the year ended December 31, 2022, giving effect to the Merger Agreement, are set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)	Exhibits.

Number	Exhibit
99.1	Audited consolidated financial statements of Sinqia, S.A. as of and for the year ended December 31, 2022.
99.2	Unaudited consolidated condensed financial statements of Sinqia, S.A. as of and for the six-month period ended June 30, 2023.
99.3	Unaudited pro forma condensed combined financial information of Evertec, Inc as of and for the nine-month period ended September 30, 2023 and for the year ended December 31, 2022
23.1	Consent of Deloitte Touche Tohmatsu Auditores Independentes Ltda., Independent Auditors
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: January 12, 2024	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado

Title: Chief Financial Officer